SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Act of 1934 Date of Report (Date of earliest event reported): November 3, 2011

                                FONAR CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                        0-10248                       11-2464137
---------------                ----------------              -------------------
(State or other                (Commission File                (I.R.S. Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)

                                110 Marcus Drive
                            Melville, New York 11747
                                 (631) 694-2929
               --------------------------------------------------
               (Address, including zip code, and telephone number
                   of registrant's principal executive office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant  to  Rule  425 under  the  Securities  Act
    (17 CFR 230.425)

[ ] Soliciting   material   pursuant  to  Rule 14a-12  under  the  Exchange  Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

On November 3, 2011, FONAR Corporation (NASDAQ-FONR), announced in a press release, that any reports of a call or redemption of any shares of any class of FONAR's securities, including its common stock cusip no. 344437405, are false. FONAR and its transfer agent have received inquiries and/or reports from third parties concerning a call of its stock. FONAR's stock is not callable and there is no call being considered by FONAR. FONAR does not know where this erroneous information originated.




                                   SIGNATURES

     Pursuant to the requirements of the Securities and  Exchange   Act of 1934,
the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FONAR CORPORATION
                                                (Registrant)

                                                By: /s/ Raymond Damadian
                                                    Raymond Damadian
                                                    President and Chairman

Dated:   November 4, 2011